UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 22, 2004 (October 26, 2004)

AMERICAN TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24248 (Commission File Number)	87-0361799 (IRS Employer Identification No.)

13114 Evening Creek Drive South, San Diego, California (Address of Principal Executive Offices)	92128 (Zip Code)

(858) 679-2114
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In accordance with NASDAQ Marketplace Rule 4350, as amended, American Technology Corporation (the "Company"), granted inducement stock options to certain of its employees on October 26, 2004 and November 16, 2004.

These options were granted without stockholder approval pursuant to NASDAQ Marketplace Rule 4350(i)(1)(A)(iv) under the following terms: A aggregate of 20,000 non-qualified stock options with an exercise price of $6.21 per share were granted to five non-executive employees on October 26, 2004, and an aggregate of 4,000 non-qualified stock options with an exercise price of $6.70 were granted to two non-executive employees on November 16, 2004. Each option has a five year term and vests 25% on the first anniversary of the grant date and then quarterly thereafter for the next 12 quarters, subject to continued employment and other conditions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TECHNOLOGY CORPORATION

Date: November 22, 2004	By:	/s/ MICHAEL A. RUSSELL
Michael A. Russell Chief Financial Officer

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